Exhibit 10.05

CERTAIN INFORMATION IN THIS EXHIBIT, MARKED BY [****], HAS BEEN EXCLUDED. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

STANDARD FORM AGREEMENT 001/2020

STANDARD FORM AGREEMENT

TECHNICAL SERVICE MANAGEMENT

CONTRACTED PARTY:

☒  OI MÓVEL SA, under judicial recovery, CNPJ / MF No 05.423.963 / 0001-11 (“CONTRACTED PARTY”)

The Contracting Party, described below, through its undersigned legal representative(s), hereby declares, for due legal purposes, to have full knowledge that the present is the legal instrument by which it adheres to the terms of the General Contracting Conditions of the TECHNICAL MANAGEMENT management service, called CONTRACT, thus ensuring that it is fully aware and fully responsible for compliance with all the terms and obligations of said CONTRACT.

Contracting Party Information

Company name	ZENVIA MOBILE SERVIÇOS DIGITAIS SA
CNPJ	14.096.190/0001-05
Email address for collection	Avenida Nilo Peçanha, Chácara das Pedras					Number	2900
Complement	14[o] andar	CEP	91.330-001	City	Porto Alegre	State	RS

Monthly Services (Values with taxes up to 07/31/2020):

Oi Torpedo Management Price List
Monthly SMS Allowance	Cost per SMS	Management Subscription	Cost per additional SMS
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Monthly Services (Values with taxes from 08/01/2020 to 31/12/2020):

Oi Torpedo Management Price List
Monthly SMS Allowance		Management Subscription
	Cost per SMS		Cost per additional SMS
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

1.	Price

1.1.	The amounts reported in this Standard Form Agreement are gross, with taxes included and can be altered and readjusted according to the current legislation.

1.2.	The CONTRACTING PARTY, hereby, expressly authorizes that the amounts charged for taxes, which are improperly paid to the States or Municipalities, are recovered by the CONTRACTED PARTY, before the competent States and Municipalities, and that the CONTRACTED PARTY must inform the CONTRACTING PARTY of any measure it takes in this regard, notably those that affect, in any way, the scope of rights of the CONTRACTING PARTY.

1.3.	The respective prices will be automatically adjusted, annually, from the date of signature of this Agreement, [*****], or another that may be applicable specifically to the Telecommunications Sector.

1.4.	The PARTIES agree that the termination of this instrument at the initiative of the CONTRACTING PARTY, or if it gives rise, by default, to the termination of the contract, before the end of the contracted term, it will be subject to the payment of a compensatory fine, as shown below.

[*****]

2.	TERM: 12/31/2020

3. General Conditions

3.1 Activation is subject to availability and technical feasibility.

3.2 The payment of the first uncontested invoice characterizes adhesion to the service.

3.3 The CONTRACTING PARTY declares that the information contained above is true and correct, undertaking to report any changes.

3.4 Changes to the number of accesses and optional services may change the               agreed value.

Contract Issue Date: 01/07/2020

By the CONTRACTING PARTY
/s/ Fabio Matias de Souza
/s/ Renato Ferri Soares Pinto
Name: Fabio Matias de Souza
Name: Renato Ferri Soares Pinto

By the CONTRACTED PARTY:

/s/ Michele Fernandes Borges	/s/ Daniel de Souza
Name: Michele Fernandes Borges	Name: Daniel de Souza

WITNESSES

/s/ Tercio Hartmann Konig
Name: Tercio Hartmann Konig